FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: October 21, 1996


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)



     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)   (IRS Employer
diction of Incorporation)                      Identification No.)



                           2712 Echo Mesa Drive
                          Las Vegas, Nevada  89134
                 (Address of Principal Executive Offices)



     Registrant's telephone number, including area code:(702)233-6638

     Former name or former address, if changed since last report: N/A

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               Not applicable.

Item 5.        Other Events.

               On October 1, 1996, Roger K. Knight resigned as President of the Registrant, but will remain on the Board of Directors as Chairman of the Board. The Registrant elected Robert M. Dolan as President and Director, effective October 1, 1996.
               Mr. Dolan's extensive sales, marketing, product development and administration background will be a significant contribution to the Registrant's future growth plans.

Item 6.        Resignation of Registrant's Directors.

               Not applicable.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL VENTURE FUNDING, INC.



Date: Oct. 21, 1996               By:    /s/ Roger K. Knight
                                      Roger K. Knight
                                      President